John Hancock Investment Trust

Supplement dated May 25, 2016 to the current prospectus

John Hancock Global Real Estate Fund (the fund)

Effective September 1, 2016, Andrew J. Jackson will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Jackson as a portfolio manager of the fund will be removed from the prospectus. Svitlana Gubriy will continue as portfolio manager of the fund. Through August 31, 2016, Mr. Jackson and Ms. Gubriy are jointly and primarily responsible for the day-to-day management of the fund’s portfolio, after which only Ms. Gubriy will be primarily responsible for the day-to-day management of the fund’s portfolio.

Also, effective September 1, 2016, the Appendix, including composite performance information, is removed in its entirety from the prospectus.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Investment Trust

Supplement dated May 25, 2016 to the current Statement of Additional Information (“SAI”)

John Hancock Global Real Estate Fund (the Fund)

Effective September 1, 2016, Andrew J. Jackson will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mr. Jackson as a portfolio manager of the Fund will be removed from the SAI and its Appendices. Svitlana Gubriy will continue as portfolio manager of the Fund. Through August 31, 2016, Mr. Jackson and Ms. Gubriy are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, after which only Ms. Gubriy will be primarily responsible for the day-to-day management of the Fund’s portfolio.

You should read this Supplement in conjunction with the SAI and retain it for future reference.